UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

GOLDEN ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure

The information contained in or furnished with this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

As previously announced, Golden Entertainment, Inc. (“Golden” or the “Company”) completed its acquisition of American Casino & Entertainment Properties, LLC, a Delaware limited liability company (“American”) on October 20, 2017. In order to make current information regarding American available to the Company’s lenders and investors, the Company is furnishing this Current Report on Form 8-K which includes unaudited financial statements and other financial information for the three and nine months ended September 30, 2017 and 2016 that has been furnished to the Company by American (the “American Financial Report”). The American Financial Report is attached as Exhibit 99.1 hereto.

As previously indicated in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2017, the financial statements of American that are required to be filed by Item 9.01(a) of Current Report on Form 8-K, and the pro forma financial information required by Item 9.01(b) of Current Report on Form 8-K, will be filed by an amendment to such Current Report on Form 8-K no later than January 5, 2018 (71 calendar days after the date that such report was required to be filed).

By furnishing this Current Report on Form 8-K and its exhibit, the Company makes no admission as to the materiality of any such information that is required to be disclosed solely by reason of Regulation FD.

Non-GAAP Financial Measures

Golden has prepared the following summary table of certain financial information regarding American. The information presented in the summary table below should be read in conjunction with the unaudited consolidated financial statements and notes thereto and the other information regarding American included in the American Financial Report.

	Three months ended		Nine months ended
($ in millions)	Sep. 30, 2017	Sep. 30, 2016	Sep. 30, 2017	Sep. 30, 2016
Net revenues	$104.7	$99.9	$312.6	$295.8
Total costs and expenses	90.2	83.4	259.3	246.3

Income from operations	14.5	16.5	53.4	49.5

Net income	$12.3	$13.1	$45.3	$37.9

Adjustments to Net Income:
Interest expense	$2.2	$3.4	$7.2	$10.5
Depreciation and amortization	7.5	6.8	21.9	20.2
Merger expense	0.3	—	0.3	—
Loss on disposal of assets	0.6	—	0.6	—
Loss on debt redemption	—	—	0.9	1.1
Non-cash shareholder compensation	2.4	0.3	2.4	0.8
Severance	0.6	—	0.6	—
Settlement expense	—	—	0.8	—

Adjusted EBITDA	$26.0	$23.6	$80.1	$70.6

Note: Totals may not add due to rounding.

To supplement information in consolidated financial statements presented in accordance with United States generally accepted accounting principles (“GAAP”), Golden uses Adjusted EBITDA, which measure Golden believes is appropriate to provide meaningful comparison with, and to enhance an overall understanding of, a company’s past financial performance and prospects for the future. Golden believes Adjusted EBITDA provides useful information to both management and investors by excluding specific expenses and gains that it believes are not indicative of core operating results. Further, Adjusted EBITDA is a measure of operating performance used by management, as well as industry analysts, to evaluate operations and operating performance and is widely used in the gaming industry. The presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. In addition, other companies in the gaming industry may calculate Adjusted EBITDA differently than Golden does.

Forward-Looking Statements

With the exception of historical facts, the matters discussed in the American Financial Report are forward looking statements. Forward-looking statements may relate to, among other things, future actions, future performance generally, business development activities, future capital expenditures, strategies, the outcome of contingencies such as legal proceedings, future financial results, financing sources and availability and the effects of regulation and competition. Also, please see the Risk Factors section in the Annual Financial Report of American attached as Exhibit 99.1 to Golden’s Current Report on Form 8-K furnished to the SEC on August 9, 2017 (the “Annual Financial Report”). When American uses the words “believe,” “intend,” “expect,” “may,” “will,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When American describes strategy that involves risks or uncertainties, it is making forward-looking statements.

These forward-looking statements are based on current plans and expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. These factors include, but are not limited to: the size of American’s indebtedness, the effect of American’s indebtedness on its business, the adverse effect of government regulation and other matters affecting the gaming industry, increased operating costs of American’s properties, increased competition in the gaming industry, adverse effects of economic downturns and terrorism, American’s failure to make necessary capital expenditures, increased costs associated with American’s growth strategy, the loss of key personnel, risks associated with geographical market concentration, American’s failure to satisfy its working capital needs from operations or its indebtedness, American’s inability to raise additional money, American’s dependence on water, energy and technology services, adverse effects of increasing energy costs, and the availability of and costs associated with potential sources of financing.

Golden warns you that forward-looking statements are only predictions. Actual events or results may differ as a result of risks and uncertainties that American faces, including the risks and uncertainties described in the Risk Factors section in the Annual Financial Report. Forward-looking statements speak only as of the date of the respective financial reports in which they were made, and Golden undertakes no obligation to update them.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Quarterly Financial Report for the period ending September 30, 2017 of American Casino & Entertainment Properties, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: November 9, 2017	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Executive Vice President, Chief Strategy Officer and Chief Financial Officer